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                         Supplement dated June 28, 2001
                        to Prospectuses dated May 1, 2001
                                      for
                              JPF SEPARATE ACCOUNT C
                    of Jefferson Pilot Financial Insurance Company

This supplement updates certain information contained in the section entitled "Mortality and Expense Risk Charge" of the Ensemble SL prospectus and, to the extent inconsistent, it supersedes it. You should attach this supplement to your prospectus and retain it with the prospectus for future reference.

The first sentence in that section, which is found on page 7 of the prospectus, is amended to read as follows: "We will assess a charge on a daily basis against each Division at a current annual rate of 1.00% in Policy Years 1 through 10 (1.25% guaranteed) and .40% in Policy Years 11 and thereafter (.85% guaranteed)..."